EX-99.B-77Q1(a)

SUB-ITEM 77Q1(a): Material amendments to the registrant’s charter or by-laws.

IVY VARIABLE INSURANCE PORTFOLIOS

Supplement dated September 30, 2016 to the

Ivy Funds Variable Insurance Portfolios Prospectus

dated April 29, 2016

as supplemented June 8, 2016

The following information supplements and supersedes any contrary information in the prospectus:

Name Change

Effective immediately, the name of Ivy Funds Variable Insurance Portfolios is changed to Ivy Variable Insurance Portfolios and the name of each Portfolio is changed as set forth below.

Old Series Name	New Series Name
Ivy Funds VIP Core Equity	Ivy VIP Core Equity
Ivy Funds VIP Dividend Opportunities	Ivy VIP Dividend Opportunities
Ivy Funds VIP Growth	Ivy VIP Growth
Ivy Funds VIP Micro Cap Growth	Ivy VIP Micro Cap Growth
Ivy Funds VIP Mid Cap Growth	Ivy VIP Mid Cap Growth
Ivy Funds VIP Small Cap Growth	Ivy VIP Small Cap Growth
Ivy Funds VIP Small Cap Value	Ivy VIP Small Cap Value
Ivy Funds VIP Value	Ivy VIP Value
Ivy Funds VIP Bond	Ivy VIP Bond
Ivy Funds VIP Global Bond	Ivy VIP Global Bond
Ivy Funds VIP High Income	Ivy VIP High Income
Ivy Funds VIP Limited-Term Bond	Ivy VIP Limited-Term Bond
Ivy Funds VIP Global Growth	Ivy VIP Global Growth
Ivy Funds VIP International Core Equity	Ivy VIP International Core Equity
Ivy Funds VIP Asset Strategy	Ivy VIP Asset Strategy
Ivy Funds VIP Balanced	Ivy VIP Balanced
Ivy Funds VIP Energy	Ivy VIP Energy
Ivy Funds VIP Global Natural Resources	Ivy VIP Global Natural Resources
Ivy Funds VIP Real Estate Securities	Ivy VIP Real Estate Securities
Ivy Funds VIP Science and Technology	Ivy VIP Science and Technology
Ivy Funds VIP Money Market	Ivy VIP Money Market
Ivy Funds VIP Pathfinder Aggressive	Ivy VIP Pathfinder Aggressive
Ivy Funds VIP Pathfinder Moderately Aggressive	Ivy VIP Pathfinder Moderately Aggressive
Ivy Funds VIP Pathfinder Moderate	Ivy VIP Pathfinder Moderate
Ivy Funds VIP Pathfinder Moderately Conservative	Ivy VIP Pathfinder Moderately Conservative
Ivy Funds VIP Pathfinder Conservative	Ivy VIP Pathfinder Conservative
Ivy Funds VIP Pathfinder Moderate – Managed Volatility	Ivy VIP Pathfinder Moderate – Managed Volatility
Ivy Funds VIP Pathfinder Moderately Aggressive – Managed Volatility	Ivy VIP Pathfinder Moderately Aggressive – Managed Volatility
Ivy Funds VIP Pathfinder Moderately Conservative – Managed Volatility	Ivy VIP Pathfinder Moderately Conservative – Managed Volatility

Distributor Change

Ivy Distributors, Inc. (IDI), an affiliate of Waddell & Reed, Inc. (W&R), has replaced W&R as principal underwriter and distributor for the Portfolios. Effective immediately, all references to W&R in the prospectus that refer to W&R as the principal underwriter and distributor for the Portfolios are replaced with IDI.

Other Changes

Effective October 1, 2016, the following replaces the “Annual Portfolio Operating Expenses” table in the “Fees and Expenses” section for Ivy VIP Core Equity:

Annual Portfolio Operating Expenses
(expenses that you pay each year as a % of the value of your investment)
Management Fees	0.70%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses	0.05%
Total Annual Portfolio Operating Expenses	1.00%
Fee Waiver and/or Expense Reimbursement[1]	0.05%
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.95%

[1]

Through April 30, 2018, Ivy Investment Management Company (IICO), the Portfolio’s investment manager, Ivy Distributors, Inc. (IDI), the Portfolio’s distributor, and/or Waddell & Reed Services Company, doing business as WI Services Company (WISC), the Portfolio’s transfer agent, have contractually agreed to reimburse sufficient management fees, 12b-1 fees and/or shareholder servicing fees to cap the total annual ordinary portfolio operating expenses (which would exclude interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, if any) at 0.95%. Prior to that date, the expense limitation may not be terminated without the consent of the Board of Trustees.

Effective October 1, 2016, the following replaces the “Example” section for Ivy VIP Core Equity:

Example

This example is intended to help you compare the cost of investing in the shares of the Portfolio with the cost of investing in other portfolios. This example does not reflect any fees and expenses imposed under the Policies

The example assumes that you invest $10,000 in shares of the Portfolio for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the Portfolio’s operating expenses remain the same and that expenses were capped for the period indicated above. The costs are the same for each time period if you continue to hold your shares or if you redeem all of your shares at the end of those periods. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$97	$313	$548	$1,220

Effective October 1, 2016, the following replaces the “Annual Portfolio Operating Expenses” table in the “Fees and Expenses” section for Ivy VIP Small Cap Growth:

Annual Portfolio Operating Expenses
(expenses that you pay each year as a % of the value of your investment)
Management Fees	0.85%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses	0.05%
Total Annual Portfolio Operating Expenses	1.15%
Fee Waiver and/or Expense Reimbursement[1]	0.01%
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.14%

[1]

Through April 30, 2018, Ivy Investment Management Company (IICO), the Portfolio’s investment manager, Ivy Distributors, Inc. (IDI), the Portfolio’s distributor, and/or Waddell & Reed Services Company, doing business as WI Services Company (WISC), the Portfolio’s transfer agent, have contractually agreed to reimburse sufficient management fees, 12b-1 fees and/or shareholder servicing fees to cap the total annual ordinary portfolio operating expenses (which would exclude interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, if any) at 1.14%. Prior to that date, the expense limitation may not be terminated without the consent of the Board of Trustees.

Effective October 1, 2016, the following replaces the “Example” section for Ivy VIP Small Cap Growth:

Example

This example is intended to help you compare the cost of investing in the shares of the Portfolio with the cost of investing in other portfolios. This example does not reflect any fees and expenses imposed under the Policies

The example assumes that you invest $10,000 in shares of the Portfolio for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the Portfolio’s operating expenses remain the same and that expenses were capped for the period indicated above. The costs are the same for each time period if you continue to hold your shares or if you redeem all of your shares at the end of those periods. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$116	$364	$632	$1,397

Effective October 1, 2016, the following replaces the “Annual Portfolio Operating Expenses” table in the “Fees and Expenses” section for Ivy VIP Global Growth:

Annual Portfolio Operating Expenses
(expenses that you pay each year as a % of the value of your investment)
Management Fees	0.85%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses	0.07%
Total Annual Portfolio Operating Expenses	1.17%
Fee Waiver and/or Expense Reimbursement[1]	0.04%
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.13%

[1]

Through April 30, 2018, Ivy Investment Management Company (IICO), the Portfolio’s investment manager, Ivy Distributors, Inc. (IDI), the Portfolio’s distributor, and/or Waddell & Reed Services Company, doing business as WI Services Company (WISC), the Portfolio’s transfer agent, have contractually agreed to reimburse sufficient management fees, 12b-1 fees and/or shareholder servicing fees to cap the total annual ordinary portfolio operating expenses (which would exclude interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, if any) at 1.13%. Prior to that date, the expense limitation may not be terminated without the consent of the Board of Trustees.

Effective October 1, 2016, the following replaces the “Example” section for Ivy VIP Global Growth:

Example

This example is intended to help you compare the cost of investing in the shares of the Portfolio with the cost of investing in other portfolios. This example does not reflect any fees and expenses imposed under the Policies

The example assumes that you invest $10,000 in shares of the Portfolio for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the Portfolio’s operating expenses remain the same and that expenses were capped for the period indicated above. The costs are the same for each time period if you continue to hold your shares or if you redeem all of your shares at the end of those periods. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$115	$368	$640	$1,417

Effective immediately, the following replaces the “Portfolio Managers” section for Ivy VIP Growth:

Portfolio Managers

Daniel P. Becker, Senior Vice President of IICO, has managed the Portfolio since June 2006 and Bradley M. Klapmeyer, Vice President of IICO, has managed the Portfolio since August 2016.

Effective October 1, 2016, the following replaces the “Portfolio Manager” section for Ivy VIP Mid Cap Growth:

Portfolio Managers

Kimberly A. Scott, Senior Vice President of IICO, has managed the Portfolio since April 2005, and Nathan A. Brown, Vice President of IICO, has managed the Portfolio since October 2016.

Effective October 1, 2016, the following replaces the “Portfolio Manager” section for Ivy VIP Small Cap Growth:

Portfolio Managers

Kenneth G. McQuade, Senior Vice President of IICO, has managed the Portfolio since March 2006, and Timothy J. Miller, Senior Vice President of IICO, and Brad Halverson, Vice President of IICO, have managed the Portfolio since October 2016.

Effective October 1, 2016, the following replaces the “Portfolio Manager” section for Ivy VIP Energy:

Portfolio Managers

David P. Ginther, Senior Vice President of IICO, has managed the Portfolio since May 2006, and Michael T. Wolverton, Vice President of IICO, has managed the Portfolio since October 2016.

Effective October 1, 2016, the following replaces the “Portfolio Manager” section for Ivy VIP Global Natural Resources:

Portfolio Managers

David P. Ginther, Senior Vice President of IICO, has managed the Portfolio since July 2013, and Michael T. Wolverton, Vice President of IICO, has managed the Portfolio since October 2016.

Effective October 1, 2016, the following replaces the “Portfolio Manager” section for Ivy VIP Science and Technology:

Portfolio Managers

Zachary H. Shafran, Senior Vice President of IICO, has managed the Portfolio since February 2001, and Bradley J. Warden, Vice President of IICO, has managed the Portfolio since October 2016.

Effective October 1, 2016, the following replaces the “Portfolio Manager(s)” section for each of Ivy VIP Pathfinder Aggressive, Ivy VIP Pathfinder Moderately Aggressive, Ivy VIP Pathfinder Moderate, Ivy VIP Pathfinder Moderately Conservative and Ivy VIP Pathfinder Conservative:

Portfolio Managers

F. Chace Brundige, Senior Vice President of IICO, and Cynthia P. Prince-Fox, Senior Vice President of IICO, have managed the Portfolio since June 2016, and Aaron Young, Vice President of IICO, has managed the Portfolio since October 2016.

Effective October 1, 2016, the following replaces the “Portfolio Manager(s)” section for each of Ivy VIP Pathfinder Moderate — Managed Volatility, Ivy VIP Pathfinder Moderately Aggressive — Managed Volatility and Ivy VIP Pathfinder Moderately Conservative — Managed Volatility:

Portfolio Managers

F. Chace Brundige, Senior Vice President of IICO, and Cynthia P. Prince-Fox, Senior Vice President of IICO, have managed the Portfolio since June 2016, and Aaron Young, Vice President of IICO, has managed the Portfolio since October 2016.

David M. Kuplic, Executive Vice President and Portfolio Manager of Advantus Capital, and Craig M. Stapleton, Vice President and Portfolio Manager of Advantus Capital, have managed the volatility management strategy of the Portfolio since its inception in July 2013.

Effective October 1, 2016, the following replaces the first two sentences of the first paragraph of the “The Management of the Portfolios — Portfolio Management” section for Ivy VIP Energy:

David P. Ginther and Michael T. Wolverton are primarily responsible for the day-to-day portfolio management of Ivy VIP Energy. Mr. Ginther has held his responsibilities since the inception of Ivy VIP Energy in May 2006.

Effective October 1, 2016, the following is inserted as a new paragraph following the first paragraph of the “The Management of the Portfolios — Portfolio Management” section for Ivy VIP Energy:

Mr. Wolverton has held his responsibilities for Ivy VIP Energy since October 2016. He is Vice President of IICO and WRIMCO and Vice President of the Trust. He joined IICO in 2005 as an investment analyst. He was appointed Assistant Vice President in 2012 and has served as an assistant portfolio manager of investment companies managed by IICO and WRIMCO since 2013. Mr. Wolverton earned a BS in Accounting from William Jewell College and holds an MBA with an emphasis in Finance from the University of Texas at Austin, McCombs School of Business.

Effective October 1, 2016, the following replaces the first two sentences of the first paragraph of the “The Management of the Portfolios — Portfolio Management” section for Ivy VIP Global Natural Resources:

David P. Ginther and Michael T. Wolverton are primarily responsible for the day-to-day portfolio management of Ivy VIP Global Natural Resources. Mr. Ginther has managed the Portfolio since July 2013.

Effective October 1, 2016, the following is inserted as a new paragraph following the first paragraph of the “The Management of the Portfolios — Portfolio Management” section for Ivy VIP Global Natural Resources:

Mr. Wolverton has held his responsibilities for Ivy VIP Global Natural Resources since October 2016. He also is a co-portfolio manager for Ivy VIP Energy, and his biographical information is listed above under The Management of the Portfolios — Portfolio Management—Ivy VIP Energy.

Effective immediately, the following replaces the first sentence of the first paragraph of the “The Management of the Portfolios — Portfolio Management” section for Ivy VIP Growth:

Daniel P. Becker and Bradley M. Klapmeyer are primarily responsible for the day-to-day portfolio management of Ivy VIP Growth.

Effective immediately, the following replaces the second paragraph of the “The Management of the Portfolios – Portfolio Management” section for Ivy VIP Growth:

Mr. Klapmeyer has held his responsibilities for Ivy VIP Growth since August 2016. Mr. Klapmeyer is Vice President of WRIMCO and IICO, Vice President of the Trust, and Vice President of and portfolio manager for other investment companies for which IICO and WRIMCO serve as investment manager. He joined Waddell & Reed in June 2007 as an investment analyst and was appointed assistant portfolio manager on the large-cap growth team in September 2011. Mr. Klapmeyer graduated from Truman State University in 1999 with a BS in Finance and a minor in Economics and is a CFA charterholder.

Effective October 1, 2016, the following replaces the first two sentences of the first paragraph of the “The Management of the Portfolios — Portfolio Management” section for Ivy VIP Mid Cap Growth:

Kimberly A. Scott and Nathan A. Brown are primarily responsible for the day-to-day portfolio management of Ivy VIP Mid Cap Growth. Ms. Scott has managed Ivy VIP Mid Cap Growth since its inception in April 2005.

Effective October 1, 2016, the following is inserted as a new paragraph following the first paragraph of the “The Management of the Portfolios — Portfolio Management” section for Ivy VIP Mid Cap Growth:

Mr. Brown has held his responsibilities for Ivy VIP Mid Cap Growth since October 2016. He is Vice President of IICO and WRIMCO and Vice President of the Trust. He joined WRIMCO in June 2003 as an investment analyst. He was appointed Assistant Vice President in January 2010, has served as an assistant portfolio manager of investment companies managed by IICO and WRIMCO since February 2011 and has served as a co-portfolio manager on another fund managed by IICO since October 2014. Mr. Brown earned a BBA in finance from the University of Iowa and holds an MBA with an emphasis in finance and accounting from Vanderbilt University.

Effective October 1, 2016, the following replaces the first sentence of the first paragraph of the “The Management of the Portfolios — Portfolio Management” section for Ivy VIP Science and Technology:

Zachary H. Shafran and Bradley J. Warden are primarily responsible for the day-to-day portfolio management of Ivy VIP Science and Technology.

Effective October 1, 2016, the following is inserted as a new paragraph following the first paragraph of the “The Management of the Portfolios — Portfolio Management” section for Ivy VIP Science and Technology:

Mr. Warden has held his Portfolio responsibilities since October 2016. He is Vice President of IICO and WRIMCO and Vice President of the Trust. Mr. Warden joined Waddell & Reed in 2003 as an investment analyst and became an assistant portfolio manager in 2014. He earned a BS degree in Business Administration from Trinity University and an MBA in Finance from the University of Texas—Austin.

Effective October 1, 2016, the following replaces the first sentence of the first paragraph of the “The Management of the Portfolios — Portfolio Management” section for Ivy VIP Small Cap Growth:

Kenneth G. McQuade, Timothy J. Miller and Brad Halverson are primarily responsible for the day-to-day portfolio management of Ivy VIP Small Cap Growth.

Effective October 1, 2016, the following paragraphs are inserted as new paragraphs following the first paragraph of the “The Management of the Portfolios — Portfolio Management” section for Ivy VIP Small Cap Growth:

Mr. Miller has held his responsibilities for Ivy VIP Small Cap Growth since October 2016. He joined WRIMCO and IICO in February 2008 and has served as the portfolio manager for investment companies managed by WRIMCO or IICO since March 2008. He is Senior Vice President of WRIMCO and IICO and Vice President of the Trust. Previous employment included serving as the primary portfolio manager of the Invesco Dynamics Fund from December 1993 through mid-2004, as the Chief Investment Officer of Invesco Funds Group, Inc. from July 2000 until July 2003, and as the Chief Investment Officer of the Denver Investment Center of Invesco North America from July 2003 until May 2004. Mr. Miller holds a BS degree in Business Administration from St. Louis University and an MBA from the University of Missouri-St. Louis. He is a CFA Charter holder

Mr. Halverson has held his responsibilities for Ivy VIP Small Cap Growth since October 2016. He is Vice President of IICO and WRIMCO and Vice President of the Trust. Mr. Halverson joined Waddell & Reed in 2008 as an investment analyst on the small cap growth team. He earned a BS degree and a MS degree in Accounting from Brigham Young University and an MBA with an emphasis in Finance and Corporate Strategy from the University of Michigan.

Effective October 1, 2016, the following replaces the “The Management of the Portfolios — Portfolio Management — Ivy VIP Pathfinder Aggressive, Ivy VIP Pathfinder Moderately Aggressive, Ivy VIP Pathfinder Moderate, Ivy VIP Pathfinder Moderately Conservative and Ivy VIP Pathfinder Conservative” section:

F. Chace Brundige, Cynthia Prince-Fox and Aaron Young are primarily responsible for the day-to-day portfolio management of each of the Pathfinder Portfolios. Mr. Brundige has held his responsibilities for the Pathfinder Portfolios since June 2016. He also is a co-portfolio manager for Ivy VIP Asset Strategy and each of the Managed Volatility Portfolios, and his biographical information is listed above under The Management of the Portfolios—Portfolio Management—Ivy VIP Asset Strategy.

Ms. Prince-Fox has held her responsibilities for the Pathfinder Portfolios since June 2016. She also is a co-portfolio manager for Ivy VIP Asset Strategy and each of the Managed Volatility Portfolios, and her biographical information is listed above under The Management of the Portfolios—Portfolio Management—Ivy VIP Asset Strategy.

Mr. Young has held his responsibilities for the Pathfinder Portfolios since October 2016. He is Vice President of IICO and WRIMCO and Vice President of the Trust. He joined IICO in 2005 as a fixed-income analyst with an emphasis in credit research and derivative securities. Mr. Young joined the Asset Strategy team as an investment analyst in 2007. He has served as an assistant portfolio manager of investment companies managed by IICO and WRIMCO since 2012. Mr. Young earned a BA in Philosophy from the University of Missouri and holds an MBA with an emphasis in Finance and Strategy from the Olin School of Business at Washington University.

Effective October 1, 2016, the following replaces the first paragraph of the “The Management of the Portfolios — Portfolio Management — Ivy VIP Pathfinder Moderate — Managed Volatility, Ivy VIP Pathfinder Moderately Aggressive — Managed Volatility and Ivy VIP Pathfinder Moderately Conservative — Managed Volatility” section:

F. Chace Brundige, Cynthia Prince-Fox and Aaron Young are primarily responsible for the day-to-day portfolio management of each of the Managed Volatility Portfolios. Mr. Brundige has held his responsibilities for the Managed Volatility Portfolios since June 2016. He also is a co-portfolio manager for Ivy VIP Asset Strategy and each of the Pathfinder Portfolios, and his biographical information is listed above under The Management of the Portfolios—Portfolio Management—Ivy VIP Asset Strategy.

Ms. Prince-Fox has held her responsibilities for the Managed Volatility Portfolios since June 2016. She also is a co-portfolio manager for Ivy VIP Asset Strategy and each of the Pathfinder Portfolios, and her biographical information is listed above under The Management of the Portfolios—Portfolio Management—Ivy VIP Asset Strategy.

Mr. Young has held his responsibilities for the Managed Volatility Portfolios since October 2016. He also is a co-portfolio manager for each of the Pathfinder Portfolios, and his biographical information is listed above under The Management of the Portfolios — Portfolio Management — Ivy VIP Pathfinder Aggressive, Ivy VIP Pathfinder Moderately Aggressive, Ivy VIP Pathfinder Moderate, Ivy VIP Pathfinder Moderately Conservative and Ivy VIP Pathfinder Conservative.

*****

IVY VARIABLE INSURANCE PORTFOLIOS

Supplement dated September 30, 2016 to the

Ivy Funds Variable Insurance Portfolios Statement of Additional Information

dated April 29, 2016

The following information supplements and supersedes any contrary information in the statement of additional information:

Name Change

Effective immediately, the name of Ivy Funds Variable Insurance Portfolios is changed to Ivy Variable Insurance Portfolios and the name of each Portfolio is changed as set forth below.

Old Series Name	New Series Name
Ivy Funds VIP Core Equity	Ivy VIP Core Equity
Ivy Funds VIP Dividend Opportunities	Ivy VIP Dividend Opportunities
Ivy Funds VIP Growth	Ivy VIP Growth
Ivy Funds VIP Micro Cap Growth	Ivy VIP Micro Cap Growth
Ivy Funds VIP Mid Cap Growth	Ivy VIP Mid Cap Growth
Ivy Funds VIP Small Cap Growth	Ivy VIP Small Cap Growth
Ivy Funds VIP Small Cap Value	Ivy VIP Small Cap Value
Ivy Funds VIP Value	Ivy VIP Value
Ivy Funds VIP Bond	Ivy VIP Bond
Ivy Funds VIP Global Bond	Ivy VIP Global Bond
Ivy Funds VIP High Income	Ivy VIP High Income
Ivy Funds VIP Limited-Term Bond	Ivy VIP Limited-Term Bond
Ivy Funds VIP Global Growth	Ivy VIP Global Growth
Ivy Funds VIP International Core Equity	Ivy VIP International Core Equity
Ivy Funds VIP Asset Strategy	Ivy VIP Asset Strategy
Ivy Funds VIP Balanced	Ivy VIP Balanced
Ivy Funds VIP Energy	Ivy VIP Energy
Ivy Funds VIP Global Natural Resources	Ivy VIP Global Natural Resources
Ivy Funds VIP Real Estate Securities	Ivy VIP Real Estate Securities
Ivy Funds VIP Science and Technology	Ivy VIP Science and Technology
Ivy Funds VIP Money Market	Ivy VIP Money Market
Ivy Funds VIP Pathfinder Aggressive	Ivy VIP Pathfinder Aggressive
Ivy Funds VIP Pathfinder Moderately Aggressive	Ivy VIP Pathfinder Moderately Aggressive
Ivy Funds VIP Pathfinder Moderate	Ivy VIP Pathfinder Moderate
Ivy Funds VIP Pathfinder Moderately Conservative	Ivy VIP Pathfinder Moderately Conservative
Ivy Funds VIP Pathfinder Conservative	Ivy VIP Pathfinder Conservative
Ivy Funds VIP Pathfinder Moderate – Managed Volatility	Ivy VIP Pathfinder Moderate – Managed Volatility
Ivy Funds VIP Pathfinder Moderately Aggressive – Managed Volatility	Ivy VIP Pathfinder Moderately Aggressive – Managed Volatility
Ivy Funds VIP Pathfinder Moderately Conservative – Managed Volatility	Ivy VIP Pathfinder Moderately Conservative – Managed Volatility

Distributor Change

Ivy Distributors, Inc. (IDI), an affiliate of Waddell & Reed, Inc. (W&R), has replaced W&R as principal underwriter and distributor for the Portfolios. Effective immediately, all references to W&R in the statement of additional information that refer to W&R as the principal underwriter and distributor for the Portfolios are replaced with IDI.

Other Changes

Effective August 1, 2016, Henry J. Herrmann retired as CEO of Waddell & Reed Financial, Inc. (WDR); and as President, CEO and Chairman of Waddell & Reed Investment Management Company (WRIMCO) and Ivy Investment Management Company (IICO); and was replaced in all such offices by Philip J. Sanders. Mr. Herrmann also resigned as a Director of IICO, WRIMCO, Waddell & Reed Services Company (WISC),W&R Capital Management Group, Inc., Ivy Distributors, Inc. and Waddell & Reed, Inc. and as President of each of the funds in the Fund Complex, and no longer serves as a member of management’s Valuation Committee. Information regarding Mr. Sanders is included below.

The following portfolio management changes are effective as of the dates listed below:

Effective August 1, 2016, Bradley M. Klapmeyer replaced Philip J. Sanders as one of the co-portfolio managers for Ivy VIP Growth. All references to Mr. Sanders and his portfolio management of Ivy VIP Growth in the SAI are deleted. Information regarding Mr. Klapmeyer as of August 31, 2016, is included below.

Effective October 1, 2016, Nathan A. Brown joins Kimberly A. Scott as a co-portfolio manager for Ivy VIP Mid Cap Growth. Information regarding Mr. Brown as of August 31, 2016, is included below.

Effective October 1, 2016, Michael T. Wolverton joins David P. Ginther as a co-portfolio manager for Ivy VIP Energy and Ivy VIP Global Natural Resources. As of August 31, 2016, Mr. Wolverton did not manage any accounts, but did own shares in the Fund Complex. Information regarding Mr. Wolverton’s ownership of shares as of August 31, 2016, is included below.

Effective October 1, 2016, Timothy J. Miller and Brad Halverson join Kenneth G. McQuade as co-portfolio managers for Ivy VIP Small Cap Growth. Information regarding Mr. Miller as of August 31, 2016, is included below. As of August 31, 2016, Mr. Halverson did not manage any accounts, but did own shares in the Fund Complex. Information regarding Mr. Halverson’s ownership of shares as of August 31, 2016, is included below.

Effective October 1, 2016, Aaron Young joins F. Chace Brundige and Cynthia Prince-Fox as co-portfolio manager for the Ivy VIP Pathfinder Portfolios and Ivy VIP Managed Volatility Portfolios. As of August 31, 2016, Mr. Young did not manage any accounts, but did own shares in the Fund Complex. Information regarding Mr. Young’s ownership of shares as of August 31, 2016, is included below.

Effective October 1, 2016, Bradley J. Warden joins Zachary H. Shafran as a co-portfolio manager for Ivy VIP Science and Technology. As of August 31, 2016, Mr. Warden did not manage any accounts, but did own shares in the Fund Complex. Information regarding Mr. Warden’s ownership of shares as of August 31, 2016, is included below.

Effective immediately, the following is inserted as a new row in the “Management of the Trust — Trustees and Officers — Officers” table:

NAME, ADDRESS AND YEAR OF BIRTH	POSITION(S) HELD WITH THE TRUST AND ADVISORS FUND COMPLEX	OFFICER OF TRUST SINCE	OFFICER OF ADVISORS FUND COMPLEX SINCE	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
Philip J. Sanders 6300 Lamar Avenue Overland Park, KS 66202 1959	President	2016	2016	CEO of WDR (August 2016 to present); President, CEO and Chairman of WRIMCO and IICO (August 2016 to present); President of each of the funds in the Fund Complex (August 2016 to present); CIO of WDR (February 2011 to present); CIO of WRIMCO and IICO (August 2010 to present)

*	Mr. Sanders was Vice President of the Trust and the Fund Complex from 1998 until his appointment as President in August 2016.

Effective October 1, 2016, the following is added after the last table in the “Portfolio Managers” section:

The following tables provide information relating to the portfolio managers of the Portfolios listed below as of August 31, 2016:

Nathan A. Brown– Ivy VIP Mid Cap Growth*

	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed**	1	0	0
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	0
Assets Managed (in millions)**	$203.1	$0	$0
Assets Managed with Performance-Based Advisory Fees (in millions)	$0	$0	$0

*	Mr. Brown assumed co-investment management responsibilities for Ivy VIP Mid Cap Growth effective October 1, 2016.
**	This data does not include Ivy VIP Mid Cap Growth, since Mr. Brown was not the portfolio manager of Ivy VIP Mid Cap Growth on August 31, 2016.

Bradley M. Klapmeyer–Ivy VIP Growth*

	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	6	5	24
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	1
Assets Managed (in millions)	$4,675.4	$290.1	$2,171.7
Assets Managed with Performance-Based Advisory Fees (in millions)	$0	$0	$97.7

*	Mr. Klapmeyer assumed co-investment management responsibilities for Ivy VIP Growth effective August 1, 2016.

Timothy J. Miller–Ivy VIP Small Cap Growth*

	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed**	2	0	0
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	0
Assets Managed (in millions)**	$1,802.6	$0	$0
Assets Managed with Performance-Based Advisory Fees (in millions)	$0	$0	$0

*	Mr. Miller assumed co-investment management responsibilities for Ivy VIP Small Cap Growth effective October 1, 2016.
**	This data does not include Ivy VIP Small Cap Growth, since Mr. Miller was not the portfolio manager of Ivy VIP Small Cap Growth on August 31, 2016.

Effective October 1, 2016, the following is added as a new table under the second table in the “Portfolio Managers – Ownership of Securities” section:

As of August 31, 2016, the dollar range of shares beneficially owned by the portfolio managers listed below is:

Manager	Portfolio Managed in the Ivy Variable Insurance Portfolios	Dollar Range of Fund Shares Owned* in Portfolio Managed	Dollar Range of Shares Owned in Similarly Managed Funds within the Fund Complex	Dollar Range of Shares Owned in the Fund Complex
Nathan A. Brown	Ivy VIP Mid Cap Growth[1]	$0	$100,001 to $500,000	$500,001 to $1,000,000
Brad Halverson	Ivy VIP Small Cap Growth[2]	$0	$10,001 to $50,000	$100,001 to $500,000
Bradley M. Klapmeyer	Ivy VIP Growth[3]	$0	$10,001 to $50,000	$100,001 to $500,000
Timothy J. Miller	Ivy VIP Small Cap Growth[4]	$0	$0	$100,001 to $500,000
Bradley J. Warden	Ivy VIP Science and Technology[5]	$0	$100,001 to $500,000	$500,001 to $1,000,000
Michael T. Wolverton	Ivy VIP Energy[6]	$0	$10,001 to $50,000	$100,001 to $500,000
	Ivy VIP Global Natural Resources[6]	$0	$0
Aaron Young	Ivy VIP Pathfinder Aggressive[7]	$0	N/A	$100,001 to $500,000
	Ivy VIP Pathfinder Conservative[7]	$0	N/A
	Ivy VIP Pathfinder Moderate[7]	$0	N/A
	Ivy VIP Pathfinder Moderately Aggressive[7]	$0	N/A
	Ivy VIP Pathfinder Moderately Conservative[7]	$0	N/A
	Ivy VIP Pathfinder Moderate – Managed Volatility[7]	$0	N/A
	Ivy VIP Pathfinder Moderately Aggressive – Managed Volatility[7]	$0	N/A
	Ivy VIP Pathfinder Moderately Conservative – Managed Volatility[7]	$0	N/A

[1]	Mr. Brown assumed co-investment management responsibilities for Ivy VIP Mid Cap Growth effective October 1, 2016.
[2]	Mr. Halverson assumed co-investment management responsibilities for Ivy VIP Small Cap Growth effective October 1, 2016.
[3]	Mr. Klapmeyer assumed co-investment management responsibilities for Ivy VIP Growth effective August 1, 2016.
[4]	Mr. Miller assumed co-investment management responsibilities for Ivy VIP Small Cap Growth effective October 1, 2016.
[5]	Mr. Warden assumed co-investment management responsibilities for Ivy VIP Science and Technology effective October 1, 2016.
[6]	Mr. Wolverton assumed co-investment management responsibilities for Ivy VIP Energy and Ivy VIP Global Natural Resources effective October 1, 2016.
[7]	Mr. Young assumed co-investment management responsibilities for the Ivy VIP Pathfinder Portfolios and the Ivy VIP Pathfinder Managed Volatility Portfolios effective October 1, 2016.

With limited exceptions, a portion of the portfolio manager’s compensation is held in a deferred account, and deemed to be invested in funds within the Fund Complex. As of August 31, 2016, the dollar range of shares deemed owned by the portfolio manager was:

Manager	Fund(s) Managed in the Ivy Family of Funds	Dollar Range of Fund Shares Deemed Owned in Fund(s) or Similarly Managed Style[1]	Dollar Range of Shares Deemed Owned in the Fund Complex

Timothy J. Miller	Ivy VIP Small Cap Growth[2]	$100,001 to $500,000	$100,001 to $500,000

[1]	Shares deemed to be owned in any Fund or similarly managed style within the Fund Complex which is managed by the portfolio manager.
[2]	Mr. Miller assumed co-investment management responsibilities for Ivy VIP Small Cap Growth effective October 1, 2016.

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IVY VARIABLE INSURANCE PORTFOLIOS

Supplement dated October 13, 2016 to the

Ivy Variable Insurance Portfolios Prospectus

dated April 29, 2016

as supplemented June 8, 2016 and September 30, 2016

The following information supplements and supersedes any contrary information in the prospectus:

Name Change

Effective October 14, 2016, the name of Ivy VIP Money Market is changed to Ivy VIP Government Money Market.

*****

IVY VARIABLE INSURANCE PORTFOLIOS

Supplement dated October 13, 2016 to the

Ivy Variable Insurance Portfolios Statement of Additional Information

dated April 29, 2016

as supplemented September 30, 2016

The following information supplements and supersedes any contrary information in the statement of additional information:

Name Change

Effective October 14, 2016, the name of Ivy VIP Money Market is changed to Ivy VIP Government Money Market.